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EXHIBIT 32.2
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY

ACT OF 2002

(18 U.S.C. §1350)
In connection with OFG Bancorp’s annual report on Form

10-K for the period ended December

31, 2020, as filed with the
Securities and Exchange Commission

on the date hereof (the “Report”),

I, Maritza Arizmendi, Executive

Vice President and Chief
Financial Officer of OFG Bancorp, hereby

certify, pursuant to Section 906 of the Sarbanes-Oxley

Act of 2002 (18 U.S.C. §1350), that:

(1)

The

Report fully complies with

the requirements of Section 13(a)

or 15(d) of the Securities Exchange

Act of 1934; and

(2)

The information contained in the

Report fairly presents, in all material

respects, the financial condition and

results of
operations

of OFG Bancorp.

In witness whereof, I execute this

certification in San Juan, Puerto

Rico, this 26th day of February

2021.

By:

/s/ Maritza Arizmendi

Maritza Arizmendi
Executive Vice President and Chief Financial Officer